UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        February 28, 2006
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                    0-12957                  22-2372868
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(State or other jurisdiction    (Commission File No.)   (IRS Identification No.)
      of incorporation)


             685 Route 202/206, Bridgewater, New Jersey       08807
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              (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code          (908) 541-8600
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

On February 28, 2006, Enzon Pharmaceuticals, Inc. ("Enzon") issued a press release reporting certain financial and other information for the quarter ended December 31, 2005, the second quarter of Enzon's six-month transition period ended December 31, 2005. A copy of Enzon's press release dated February 28, 2006, is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Description
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99.1            Press Release of Enzon Pharmaceuticals, Inc.
                dated February 28, 2006.


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2006


                                       By: /s/ Craig A. Tooman
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                                           Craig A. Tooman
                                           Executive Vice President, Finance
                                           and Chief Financial Officer